CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
SECTION 906 CERTIFICATION

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tongli Pharmaceuticals (USA), Inc. (the "Company”) on Form 10-Q for the three months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mingli Yao, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                          the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                          the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2013

/s/ Mingli Yao
Mingli Yao
Chief Executive Officer